SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2014

Fifth Street Senior Floating Rate Corp. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction)	001-35999 (Commission File Number)	61-1713295 (IRS Employer Identification No.)
10 Bank Street, 12th Floor White Plains, NY (Address of principal executive offices)		10606 (Zip Code)
Registrant’s telephone number, including area code: (914) 286-6800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2014, the Board of Directors of Fifth Street Senior Floating Rate Corp. ("FSFR") promoted several members of FSFR's management team. Specifically, Ivelin M. Dimitrov was promoted to President of FSFR and remains its Chief Investment Officer, Bernard D. Berman was promoted to Chairman of the Board of Directors and stepped down as President of FSFR, and Leonard M. Tannenbaum stepped down as Chairman of the Board of Directors of FSFR, assumed the new role of Vice Chairman of the Board of Directors and remains Chief Executive Officer of FSFR. FSFR filed a press release on January 8, 2014 to announce these management changes, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press release dated January 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2014	FIFTH STREET SENIOR FLOATING RATE CORP.
By: /s/ David H. Harrison
Name: David H. Harrison
Title: Chief Compliance Officer